UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     September 30, 1999 (FEBRUARY 15, 1999)


                        PIONEER NATURAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)


             DELAWARE                    1-13245              75-2702753
(State or other jurisdiction of        Registration        (I.R.S. Employer
incorporation or organization)         File Number     Identification Number)

1400 WILLIAMS SQUARE WEST, 5205 N. O'CONNOR BLVD., IRVING, TEXAS     75039
 (Address of principal executive offices)                          (Zip code)


       Registrant's Telephone Number, including area code : (972) 444-9001


                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 5.  Other Events...............................................      3

Item 7.  Financial Statements and Exhibits

         (b) Pro Forma Financial Information

             Introductory  Statement................................      4

             Unaudited Pro Forma Condensed Financial Statements:

               Unaudited Pro Forma Condensed Statement of Operations
                 for Pioneer Natural Resources Company for the nine
                 months ended September 30, 1999....................      5

               Unaudited Pro Forma Condensed Statement of Operations
                 for Pioneer Natural Resources Company for the year
                 ended December 31, 1998............................      6

               Notes to Unaudited Pro Forma Condensed Financial
                 Statements.........................................      7

         (c) Exhibits...............................................     11

Signatures..........................................................     12

                        PIONEER NATURAL RESOURCES COMPANY

       The information in this document includes forward-looking statements that are based on assumptions that in the future may prove not to have been accurate. Those statements, and Pioneer Natural Resources Company's (the "Company") business and prospects are subject to a number of risks including the volatility of oil and gas prices, environmental risks, operating hazards and risks, risks associated with natural gas processing plants, risks related to exploration and development drilling, uncertainties about estimates of reserves, competition, government regulation, and the ability of the Company to implement its business strategy. These and other risks are described in the Company's 1998 Annual Report on Form 10-K, which is available from the United States Securities and Exchange Commission (the "SEC").

ITEM 5.   OTHER EVENTS

       On July 13, 1999, the Company filed a Current Report on Form 8-K dated June 29, 1999 (the "July 13, 1999 Form 8-K") with the SEC reporting a series of related asset dispositions under Item 2. Acquisition or Disposition of Assets of the July 13, 1999 Form 8-K and, associated therewith, presented unaudited proforma condensed financial statements under Item 7. Financial Statements and Exhibits of the July 13, 1999 Form 8-K. The purpose of this Current Report on Form 8-K is to supplement the unaudited proforma condensed financial statements presented under Item 7 of the July 13, 1999 Form 8-K based on the reported results of the Company for the nine months ended September 30, 1999, as reported in the Company's Quarterly Report on Form 10-Q that was filed with the SEC on November 10, 1999. The Company's unaudited consolidated balance sheet as of September 30, 1999, as presented in its Quarterly Report on Form 10-Q for the period ended September 30, 1999, includes the effects of the 1999 asset divestitures. Accordingly, an unaudited pro forma balance sheet is not presented herein.

       Asset Divestitures

       During 1999, the Company completed the divestiture of certain United States and Canadian non-strategic assets. The Company realized $386.7 million of net cash proceeds from the divestitures, which was used to reduce the Company's outstanding indebtedness.

       Prize Divestiture. On June 29, 1999, the Company completed the divestiture (the "Prize Divestiture") of certain oil and gas producing properties, gas plants and other assets to Prize Energy Corp. ("Prize"). The oil and gas producing assets sold to Prize include properties located in the Gulf Coast, Mid Continent and Permian Basin areas of the Company's United States region.

       At December 31, 1998, the Company's interest in these properties contained 63 million BOE of proved reserves (consisting of 26 million Bbls of oil and NGL's, and 224 Bcf of gas), representing $199 million of SEC 10 value.

       In accordance with the terms of the Prize Divestiture, the Company received net sales proceeds of $245.0 million, comprised of $215.0 million of cash and 2,307.693 shares of six percent convertible preferred stock having a liquidation preference and fair value of $30.0 million. The convertible preferred stock provides for a six percent annual dividend payment, payable quarterly in additional shares of Prize six percent convertible preferred stock through 2001. Subsequent to 2001, Prize has the option of paying the quarterly dividends on the convertible preferred stock in additional shares of six percent convertible preferred stock or in cash. Each share of the convertible preferred stock may, at the option of the Company, be converted into one share of Prize common stock, subject to certain anti-dilution adjustments. The Company recognized a loss of $46.4 million from the Prize Divestiture.

       The board of directors of Prize is comprised of six directors, which include Mr. Philip P. Smith, the Chief Executive Officer; Mr. Kenneth A. Hersh; two directors to be elected by the Company under the terms of the convertible preferred stock received in this transaction; and, two other directors unrelated to the Company. Messrs. Smith and Hersh were members of the board of directors of the Company and resigned their positions with the Company during the second quarter of 1999. Additionally, Mr. Lon C. Kile resigned his position as Executive Vice President of the Company to accept the position of President and Chief Operating Officer of Prize. The sale of the assets to Prize was initiated through an auction process which, upon receipt of Prize's initial offer, was placed under the supervision of a special independent committee of the Company's board of directors (comprised of outside directors unrelated to Prize). Upon the independent committee's review and consideration of all offers presented to the Company, the Prize offer was approved.

       Other United States Divestitures. In addition to the Prize Divestiture, the Company completed the divestitures of non-strategic United States oil and gas properties located in the South Texas Gulf Coast, the West Texas Permian Basin and North Dakota areas, an East Texas gas facility and certain other assets for net cash proceeds of $113.7 million. Associated with these divestitures, the Company recorded a net gain on disposition of assets of $33.6 million during the nine months ended September 30, 1999.

       At  December  31,  1998,  the  Company's  interest  in these  properties, excluding the North Dakota oil and gas properties held in a Canadian wholly-owned subsidiary of the Company, contained 12.5 million BOE of proved reserves (consisting of 6 million Bbls of oil and NGL's, and 37 Bcf of gas), representing $38 million of SEC 10 value.

       Canadian Divestitures. During 1999, the Company completed the divestiture of certain non-strategic Canadian oil and gas properties, gas plants and other related assets. In accordance with the terms of the Canadian purchase and sale agreements, the Company received net cash proceeds of US $58.0 million. Associated with these divestitures, the Company recognized a net loss of US $8.5 million during the nine months ended September 30, 1999.

       At December 31, 1998, the Company's interest in the divested Canadian properties, including the North Dakota oil and gas properties held in a Canadian wholly-owned subsidiary of the Company, contained 13.8 million BOE of proved reserves (consisting of 9 million Bbls of oil and NGL's, and 29 Bcf of gas), representing $47 million of SEC 10 value.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       Introductory Statements

       The unaudited  pro forma  condensed  financial  statements of the Company have been prepared to give effect to (i) the divestiture of certain non-strategic oil and gas properties, gas plants, and other assets to Prize Energy Corp. in June 1999 and (ii) the aggregate effect of other divestitures of non-strategic Canadian and United States oil and gas properties, gas plants and related assets during the period from February 15, 1999 to September 30, 1999 (items (i) and (ii) collectively the "1999 Dispositions").

       The unaudited pro forma condensed statements of operations of the Company for the nine months ended September 30, 1999 and for the year ended December 31, 1998 have been prepared to give effect to the 1999 Dispositions as if they had occurred on January 1, 1998.

       The unaudited pro forma condensed financial statements included herein are not necessarily indicative of the results that might have occurred had the transactions taken place on the date that is assumed for the pro forma presentations and are not intended to be a projection of future results. Future results may vary significantly from the results reflected in the accompanying unaudited pro forma condensed financial statements because of normal production declines, changes in product prices, future acquisitions and divestitures, future development and exploration activities, and other factors.

       The following unaudited pro forma condensed financial statements should be read in conjunction with the Consolidated Financial Statements (and the related notes) of the Company included in the Annual Report on Form 10-K for the year ended December 31, 1998 and the Quarterly Report on Form 10-Q for the nine months ended September 30, 1999.

                        PIONEER NATURAL RESOURCES COMPANY

              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            THE            1999          PRO FORMA      PRO FORMA
                                          COMPANY      DISPOSITIONS     ADJUSTMENTS      PIONEER
                                         ---------     ------------     -----------     ---------
Revenues:
  Oil and gas......................      $ 481,237     $   (76,971)     $               $ 404,266
  Interest and other...............         81,139             -                           81,139
  Loss on disposition of assets, net       (21,276)         21,276                            -
                                          --------      ----------                       --------
                                           541,100         (55,695)                       485,405
                                          --------      ----------                       --------
Cost and expenses:
  Oil and gas production...........        123,461         (25,152)                        98,309
  Depletion, depreciation and
    amortization...................        184,588         (31,503)                       153,085
  Impairment of oil and gas
    properties.....................         17,894             -                           17,894
  Exploration and abandonments.....         41,592            (298)                        41,294
  General and administrative.......         29,232             -                           29,232
  Reorganization...................          7,805             -                            7,805
  Interest.........................        130,426             -         (14,867)(a)      115,559
  Other............................         36,291             -                           36,291
                                          --------      ----------                       --------
                                           571,289         (56,953)                       499,469
                                          --------      ----------                       --------
Loss from continuing operations before
  income taxes.....................        (30,189)          1,258                        (14,064)
Income tax provision...............           (500)            -                             (500)
                                          --------      ----------                       --------
Loss from continuing operations....      $ (30,689)    $     1,258                      $ (14,564)
                                          ========      ==========                       ========

Loss from continuing operations per
 common share:
    Basic..........................      $    (.31)                                     $    (.15)
                                          ========                                       ========
    Diluted........................      $    (.31)                                     $    (.15)
                                          ========                                       ========
Weighted average shares
  outstanding......................        100,304                                        100,304
                                         =========                                       ========

  See accompanying notes to unaudited pro forma condensed financial statements.

                        PIONEER NATURAL RESOURCES COMPANY

              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           THE            1999          PRO FORMA      PRO FORMA
                                         COMPANY      DISPOSITIONS     ADJUSTMENTS      PIONEER
                                       ----------     ------------     -----------     ----------
Revenues:
  Oil and gas......................    $  711,492     $  (159,492)     $               $  552,000
  Interest and other...............        10,452             -                            10,452
  Loss on disposition of assets, net         (445)            -                              (445)
                                        ---------      ----------                       ---------
                                          721,499        (159,492)                        562,007
                                        ---------      ----------                       ---------
Cost and expenses:
  Oil and gas production...........       223,551         (55,473)                        168,078
  Depletion, depreciation and
    amortization...................       337,308         (84,472)                        252,836
  Impairment of long-lived assets..       459,519         (33,738)                        425,781
  Exploration and abandonments.....       121,858          (5,824)                        116,034
  General and administrative.......        73,000             -                            73,000
  Reorganization...................        33,199             -                            33,199
  Interest.........................       164,285             -         (23,086)(a)       141,199
  Other............................        39,605             -                            39,605
                                        ---------      ----------                       ---------
                                        1,452,325        (179,507)                      1,249,732
                                        ---------      ----------                       ---------
Loss from continuing operations before
  income taxes.....................      (730,826)         20,015                        (687,725)
Income tax provision...............       (15,600)            -          (18,600) (b)     (34,200)
                                        ---------      ----------                       ---------
Loss from continuing operations....    $ (746,426)    $    20,015                      $ (721,925)
                                        =========      ==========                       =========

Loss from continuing operations per
 common share:
    Basic..........................    $    (7.46)                                     $    (7.22)
                                        =========                                       =========
    Diluted........................    $    (7.46)                                     $    (7.22)
                                        =========                                       =========
Weighted average shares
  outstanding......................       100,055                                         100,055
                                        =========                                       =========

  See accompanying notes to unaudited pro forma condensed financial statements.

                        PIONEER NATURAL RESOURCES COMPANY

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                              FINANCIAL STATEMENTS
                    SEPTEMBER 30, 1999 AND DECEMBER 31, 1998

NOTE 1.   BASIS OF PRESENTATION

       The unaudited pro forma condensed financial information of Pioneer Natural Resources Company (the "Company") has been prepared to give effect to
(i) the divestiture of certain non-strategic oil and gas properties, gas plants and other assets to Prize Energy Corp. ("Prize") in June 1999 and (ii) the aggregate effect of other divestitures of non-strategic Canadian and United States oil and gas properties, gas plants and related assets during the period from February 15, 1999 to September 30, 1999 (items (i) and (ii) collectively, the "1999 Dispositions"). The unaudited pro forma condensed statements of operations are presented as if the 1999 Dispositions occurred on January 1, 1998. The Company's unaudited consolidated balance sheet as of September 30, 1999, as presented in its Quarterly Report on Form 10-Q for the period ended September 30, 1999, includes the effects of the 1999 Dispositions. Accordingly, an unaudited proforma balance sheet is not presented herein.

       Following is a description of the individual columns included in these unaudited pro forma condensed financial statements:

        The Company - Represents the consolidated condensed statements of operations of Pioneer Natural Resources Company for the nine months ended September 30, 1999 and the year ended December 31, 1998.

        1999 Dispositions - Reflects the results of operations (before income taxes) for the nine months ended September 30, 1999 and the year ended December 31, 1998 from the oil and gas properties, gas plants and related assets prior to their sale in 1999.

NOTE 2.   PRO FORMA ADJUSTMENTS

       Following  are  descriptions  of the pro  forma  adjustments  used in the
preparation  of  the  accompanying   unaudited  pro  forma  condensed  financial
statements:

     (a) Respective pro forma adjustments to reduce interest expense for the nine months ended September 30, 1999 and for the year ended December 31, 1998 to reflect the use of $386.7 million of net cash proceeds from divestments to reduce outstanding bank indebtedness. The adjustments for the nine months ended September 30, 1999 and the year ended December 31, 1998 are based on historic average annual interest rates of 7.18 percent and 5.97 percent, respectively, incurred on bank indebtedness.

     (b) Pro forma adjustments to the Company's Canadian income tax provision for the year ended December 31, 1998. This adjustment is based on an effective Canadian income tax rate of 43.7 percent. Due to uncertainties regarding the recoverability of the Company's net operating loss and tax credit carryovers, an income tax benefit has not been recognized in the pro forma adjustments associated with the pro forma 1999 pre-tax loss.

NOTE 3.   OIL AND GAS RESERVE DATA

      The following unaudited pro forma supplemental information regarding the oil and gas activities of the Company is presented pursuant to the disclosure requirements promulgated by the Securities and Exchange Commission and Statement of Financial Accounting Standards No. 69, "Disclosures About Oil and Gas Producing Activities". The pro forma combined reserve information is presented as if the 1999 Dispositions had occurred on January 1, 1998. Information for oil and NGL's are presented in barrels (Bbls) and for gas in thousands of cubic feet
(Mcf).

      The Company emphasizes that reserve estimates are inherently imprecise and subject to revision and that estimates of new discoveries are more imprecise than those of producing oil and gas properties. Accordingly, the estimates are expected to change as future information becomes available and such changes could be significant.

Quantities of oil and gas reserves

      Set forth below is a pro forma summary of the changes in the net quantities of oil, NGL and natural gas reserves for the year ended December 31, 1998.
                                              Oil
                                              NGLs         Gas
                                            (Mbbls)       (Mmcf)        MBOE
                                           ---------     ---------     -------
    TOTAL PROVED RESERVES:

    UNITED STATES
    Balance, January 1..................     274,261     1,437,847     513,902
    Revisions of previous estimates.....     (15,422)      (48,068)    (23,433)
    Purchases of mineral in place.......         -             -           -
    New discoveries and extensions......         183         3,438         756
    Production..........................     (20,946)     (101,932)    (37,936)
    Sales of mineral in place...........        (323)       (7,070)     (1,501)
                                             -------     ---------     -------
    Balance, December 31................     237,753     1,284,215     451,788

    CANADA
    Balance, January 1..................       3,783       167,558      31,709
    Revisions of previous estimates.....         249        65,662      11,193
    Purchases of mineral in place.......           2           -             2
    New discoveries and extensions......         261         5,951       1,253
    Production..........................        (670)      (13,542)     (2,927)
    Sales of mineral in place...........        (111)       (5,465)     (1,022)
                                             -------     ---------     -------
    Balance, December 31................       3,514       220,164      40,208

    ARGENTINA
    Balance, January 1..................      31,612       340,392      88,344
    Revisions of previous estimates.....      (7,615)       76,843       5,192
    Purchases of mineral in place.......         -             -           -
    New discoveries and extensions......       3,522        37,900       9,839
    Production..........................      (3,300)      (26,801)     (7,767)
    Sales of mineral in place...........         -             -           -
                                           ---------     ---------    --------
    Balance, December 31................      24,219       428,334      95,608

    TOTAL
    Balance, January 1..................     309,656     1,945,797     633,955
    Revisions of previous estimates.....     (22,788)       94,437      (7,048)
    Purchases of mineral in place.......           2           -             2
    New discoveries and extensions......       3,966        47,289      11,848
    Production..........................     (24,916)     (142,275)    (48,630)
    Sales of mineral in place...........        (434)      (12,535)     (2,523)
                                           ---------     ---------    --------
    Balance, December 31................     265,486     1,932,713     587,604
                                           =========     =========    ========

    PROVED DEVELOPED RESERVES
       January 1........................     268,458     1,710,202     553,492
                                           =========     =========    ========
       December 31......................     237,366     1,754,557     529,792
                                           =========     =========    ========
                                        8

Standardized measure of discounted future net cash flows

      The standardized measure of discounted future net cash flow is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves discounted using a rate of 10 percent per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing undiscounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rate to the difference.

   UNITED STATES                                                 (in thousands)
   Oil and gas producing activities:
     Future cash inflows........................................  $ 4,310,270
     Future production costs....................................   (1,989,640)
     Future development costs...................................     (192,273)
     Future income tax expenses.................................          -
                                                                   ----------
                                                                    2,128,357
    10% annual discount factor..................................   (1,138,006)
                                                                   ----------
    Standardized measure of discounted future net cash flows....  $   990,351
                                                                   ==========

  ARGENTINA
  Oil and gas producing activities:
     Future cash inflows........................................  $   686,911
     Future production costs....................................     (196,446)
     Future development costs...................................      (45,710)
     Future income tax expenses.................................          -
                                                                   ----------
                                                                      444,755
    10% annual discount factor..................................     (211,956)
                                                                   ----------
    Standardized measure of discounted future net cash flows....  $   232,799
                                                                   ==========

  CANADA
  Oil and gas producing activities:
     Future cash inflows........................................  $   383,118
     Future production costs....................................      (87,734)
     Future development costs...................................      (46,860)
     Future income tax expenses.................................      (30,566)
                                                                   ----------
                                                                      217,958
    10% annual discount factor..................................      (75,947)
                                                                   ----------
    Standardized measure of discounted future net cash flows....  $   142,011
                                                                   ==========

  TOTAL
  Oil and gas producing activities:
     Future cash inflows........................................  $ 5,380,299
     Future production costs....................................   (2,273,820)
     Future development costs...................................     (284,843)
     Future income tax expenses.................................      (30,566)
                                                                   ----------
                                                                    2,791,070
    10% annual discount factor..................................   (1,425,909)
                                                                   ----------
    Standardized measure of discounted future net cash flows....  $ 1,365,161
                                                                   ==========

Changes relating to the standardized measure of discounted future net cash flows

      The principal sources of the change in the pro forma combined standardized measure of discounted future net cash flows for the year ended December 31, 1998 are as follows:

                                                               (in thousands)

          Oil, NGL and gas sales, net of production costs       $   (383,922)
          Net changes in prices and production costs              (1,066,988)
          Extension and discoveries                                   44,018
          Sales of minerals-in-place                                 (12,748)
          Purchases of mineral-in-place                                    3
          Revisions of estimated future development costs            (31,220)
          Revisions of previous quantity estimates                    15,924
          Accretion of discount                                      244,696
          Changes in production rates, timing and other              108,440
                                                                 -----------

          Change in present value of future net revenues          (1,081,797)
          Net change in present value of future income taxes          23,908
                                                                  (1,057,889)
          Balance, beginning of year                               2,423,050
                                                                 -----------
          Balance, end of year                                  $  1,365,161
                                                                 ===========

                        PIONEER NATURAL RESOURCES COMPANY


(d)   EXHIBITS

      10.1 Purchase and Sale Agreement, dated May 16, 1999, by and between Pioneer Natural Resources USA, Inc. and Pioneer Resources Producing, L.P. as Seller and Prize Energy Corp. as Purchaser (incorporated by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 13, 1999.)

                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PIONEER NATURAL RESOURCES COMPANY




Date:  December 13, 1999      By:    /s/ RICH DEALY
                                    -------------------------------------------
                                    Rich Dealy
                                    Vice President and Chief Accounting Officer